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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934
August 3, 2005
Date of Report
(Date of earliest event reported)

T REIT, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-49782 (Commission File No.)	52-2140299 (I.R.S. Employer Identification No.)
1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)
(877) 888-7348
(Registrant’s telephone number, including area code)
N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SIGNATURES

T REIT, Inc. filed a Form 8-K dated August 3, 2005 for the disposition of the City Center West “A” property located in Las Vegas, Nevada without the required Item 9.01 financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS

T REIT, Inc.:
Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of June 30, 2005 (Liquidation Basis)	4
Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the Six Months Ended June 30, 2005 (Going Concern Basis)	5
Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for the Year Ended December 31, 2004 (Going Concern Basis)	6
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	7

Explanatory Note
     On July 28, 2005, the City Center West “A” property located in Las Vegas, Nevada, or the Property, of which T REIT, Inc. owned an 89.1% interest, was sold to an unaffiliated third party for a total sales price of $30,800,000. We purchased our 89.1% undivided tenant in common interest in the City Center West “A” property from an unaffiliated third party on March 15, 2002.
     We received sales proceeds of $13,379,000 after closing costs and other transactional expenses. In connection with the sale of the Property, a note payable secured by the Property was repaid with an outstanding balance of $12,359,000. A property disposition fee of $935,000, or 3.0% of the total sales price, was paid to Triple Net Properties Realty, Inc. (“Realty”), of which 75% was passed through to Triple Net Properties, LLC, our Advisor, pursuant to an agreement between Realty and our Advisor, and sales commissions were paid to unaffiliated brokers of $514,000 or 1.7% of the total sales price. At the time we adopted the liquidation basis of accounting on June 30, 2005, the basis of the Property was increased by $5,857,000 to $13,332,000, its estimated fair value less costs to sell.
     The following unaudited pro forma condensed consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) are presented for illustrative purposes only and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been disposed of by us as of the dates set forth below. The pro forma financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our historical financial statements, including the notes thereto, incorporated herein by reference or included herein. Our historical consolidated financial statements incorporated herein by reference are the Annual Report on Form 10-K for the year ended December 31, 2004, as amended, and Quarterly Report on Form 10-Q for the six months ended June 30, 2005. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
     Our accompanying unaudited pro forma condensed consolidated statement of net assets (liquidation basis) are presented as if the disposition of the Property had occurred at June 30, 2005.
     The accompanying unaudited pro forma condensed consolidated statement of operations and comprehensive income (loss) (going concern basis) for the six months ended June 30, 2005 gives effect to the disposition of the Property as if the disposition occurred as of January 1, 2005.
     The accompanying unaudited pro forma condensed consolidated statement of operations and comprehensive income (going concern basis) for the year ended December 31, 2004 gives effect to the disposition of the Property as if the disposition occurred as of January 1, 2004.
     The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

T REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of June 30, 2005
(Unaudited – Liquidation Basis)

		Sale of
		City Center
		West A
	Company	Property	Company
	Historical	(A)	Proforma
ASSETS
Real estate investments:
Real estate held for sale	$24,022,000		$24,022,000
Investments in unconsolidated real estate	26,713,000	$(13,332,000)	13,381,000

	50,735,000	(13,332,000)	37,403,000

Cash and cash equivalents	5,935,000	13,874,000	19,809,000
Restricted cash	1,066,000		1,066,000
Investment in marketable securities	1,783,000		1,783,000
Accounts receivable, net	192,000		192,000
Accounts receivable from related parties	1,086,000	(495,000)	591,000
Notes receivable	2,768,000		2,768,000
Assets for estimated receipts in excess of estimated costs during liquidation	1,956,000		1,956,000

Total assets	65,521,000	47,000	65,568,000
LIABILITIES
Mortgages payable secured by properties held for sale	15,502,000		15,502,000
Accounts payable and accrued liabilities	1,368,000		1,368,000
Accounts payable due to related parties	3,000		3,000
Distributions payable	329,000		329,000
Security deposits and prepaid rent	366,000		366,000

Total liabilities	17,568,000	—	17,568,000

Net assets in liquidation	$47,953,000	$47,000	$48,000,000

The accompanying notes are an integral part of these pro forma financial statements.

T REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
For the Six Months Ended June 30, 2005
(Unaudited – Going Concern Basis)

		Sale of
		City Center
		West A
	Company	Property	Company
	Historical	(B)	Proforma
Expenses:
General and administrative	$1,013,000		$1,013,000

Operating loss	(1,013,000)		(1,013,000)
Other income (expense):
Other income	52,000		52,000
Interest (including amortization of deferred financing costs)	(44,000)		(44,000)
Interest and dividend income	233,000		233,000
Gain on sale of marketable securities	126,000		126,000
Gain on sale of unconsolidated real estate investments	191,000		191,000
Equity in earnings of unconsolidated real estate	787,000	$(372,000)	415,000

Income (loss) from continuing operations	332,000	(372,000)	(40,000)
Discontinued operations:
Loss from discontinued operations	(272,000)		(272,000)

Net income (loss)	$60,000	$(372,000)	$(312,000)	(C)

Other comprehensive income:
Net income (loss)	$60,000	$(372,000)	$(312,000)
Unrealized loss on marketable securities	(24,000)		(24,000)

Comprehensive income (loss)	$36,000	$(372,000)	$(336,000)

Weighted average common shares outstanding – basic and diluted	4,605,000	—	4,605,000

Net income (loss) per common share:
Continuing operations basic and diluted	$0.07	$(0.08)	$(0.01)
Discontinued operations basic and diluted	(0.06)	—	(0.06)

Total net income (loss) per common share basic and diluted	$0.01	$(0.08)	$(0.07)	(C)

The accompanying notes are an integral part of these pro forma financial statements.

T REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2004
(Unaudited – Going Concern Basis)

		Discontinued Operations	Sale of City Center West A
	Company	Adjustments	Property
	Historical	(C)	(B)	Company Proforma
Revenues:
Rental income	$4,959,000	$(4,959,000)	$—	$—

Expenses:

Rental	1,868,000	(1,868,000)	—	—

General and administrative	1,264,000	(42,000)	—	1,222,000
Depreciation and amortization	1,961,000	(1,961,000)	—	—

	5,093,000	(3,871,000)	—	1,222,000
Loss before other income (expense), discontinued operations, and minority interest	(134,000)	(1,088,000)	—	(1,222,000)
Other income (expense)

Other income	—	96,000	—	96,000
Interest (including amortization of deferred financing costs)	(1,187,000)	1,136,000	—	(51,000)
Interest and dividend income	535,000	(9,000)	—	526,000
Gain on sale of marketable securities	109,000	—	—	109,000
Equity in earnings of unconsolidated real estate	581,000	—	(420,000)	161,000

Loss from continuing operations	(96,000)	135,000	(420,000)	(381,000)
Discontinued operations:
Gain on sale of real estate investments	2,466,000	—	—	2,466,000
Income from discontinued operations	89,000	(50,000)	—	39,000

Net income before minority interest	2,459,000	85,000	(420,000)	2,124,000
Minority interest	(85,000)	85,000	—	—

Net income (loss)	$2,544,000	$—	$(420,000)	$2,124,000

Other comprehensive income:
Net income	$2,544,000	$—	$(420,000)	$2,124,000
Unrealized loss on marketable securities	10,000	—	—	10,000

Comprehensive income	$2,554,000	$—	$(420,000)	$2,134,000

Weighted average common shares outstanding – basic and diluted	4,630,000			4,630,000

Net income (loss) per common share:
Continuing operations basic and diluted	$0.00	$0.01	$(0.09)	$(0.08)
Discontinued operations basic and diluted	0.55	(0.01)	—	0.54

Total net income (loss) per common share basic and diluted	$0.55	$0.00	$(0.09)	$0.46

The accompanying notes are an integral part of these pro forma financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
For the Year Ended December 31, 2004 and the Six Months Ended June 30, 2005
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	Adjustments have been made for the sale of the Property, of which we owned an 89.1% interest, to an unaffiliated party for $30,800,000, and therefore the entire balance in our investment has been removed. We received cash proceeds of $13,379,000, after payment of closing costs and other transaction expenses. We received $495,000 of unpaid distributions recorded in related party receivables at June 30, 2005 as a result of the sale.

(B)	Equity in earnings of unconsolidated real estate has been reduced by the amount of earnings recorded related to the Property during the six months ended June 30, 2005 and the year ended December 31, 2004.

(C)	Adjustments required to reclassify the results of operations for properties considered as discontinued operations, as a result of our plan of liquidation approved by our shareholders on June 27, 2005, are as follows:

• University Heights • AmberOaks • Gateway Mall

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T REIT, INC.
Date: October 7, 2005	By:	/s/ Jack R. Maurer
		Name:	Jack R. Maurer
		Title:	Chief Executive Officer and President